JAG LARGE CAP GROWTH FUND

Class A: JLGAX Class C: JLGCX Class I: JLGIX

(the “Fund”)

Supplement dated December 11, 2017

to the Prospectus and Statement of Additional Information (“SAI”) dated April 2, 2017.

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Conversion of Class C Shares

(1)       On November 20, 2017, the Board of Trustees of Mutual Fund Series Trust (the "Board") determined to close Class C shares to new investors and approved the conversion (the "Conversion") of all outstanding Class C Shares of the JAG Large Cap Growth Fund (the “Fund") to Class A shares of the Fund on December 18, 2017 (the "Conversion Date"). On the Conversion Date, each holder of Class C shares will receive a number of Class A shares equal in value to the Class C Class shares owned by that shareholder.

Class C shareholders who become Class A shareholders as a result of the Conversion will maintain their investment in the Fund. As a result of the Conversion, existing Class C shareholders will experience a decrease in their ongoing fees and expenses. For more information regarding the Fund's Class A shares, including relevant sales charges, fees and expenses, please see the Fund's Prospectus and SAI, each dated April 2, 2017.

The Conversion is not a taxable event for federal income tax purposes.

As of the Conversion Date Class C of the Fund will no longer be open to new investors.

(2)       As of the Conversion Date, the first sentence of the fourth paragraph of page 1 of the SAI is deleted and replaced as follows:

The Fund offers three classes of shares; Class A, Class C and Class I shares. As of the date of this SAI only Class A and Class I shares are available for sale.

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You should read this Supplement in conjunction with the Fund's Prospectus and SAI dated April 2, 2017, and provide information that you should know about the Fund before investing. The Fund's Prospectus and SAI have each been filed with the Securities and Exchange Commission and are incorporated by reference. Copies these documents may be obtained without charge by calling toll free at 855-552-4596 or visiting the Fund’s website at www.JAGCapitalFunds.com.